ARTISAN PARTNERS ASSET MANAGEMENT

Artisan Partners Asset Management

BUSINESS UPDATE AND FIRST QUARTER 2015 EARNINGS PRESENTATION

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 1 BUSINESS UPDATE & QUARTERLY RESULTS DISCUSSION Eric R. Colson is President and Chief Executive Officer of Artisan Partners. Prior to joining the firm in January 2005, Mr. Colson was an executive vice president of Callan Associates, Inc. where he managed the institutional consulting group, providing business and investment advice to asset management firms. Prior to managing the institutional consulting group, he managed Callan's global manager research. Mr. Colson holds a BA in Economics from the University of California-Irvine. Mr. Colson is a Chartered Financial Analyst. • 22 years of industry experience • 10 years at Artisan Partners Charles (C.J.) Daley, Jr. is a Managing Director and Chief Financial Officer of Artisan Partners. Prior to joining the firm in July 2010, Mr. Daley was executive vice president, chief financial officer and treasurer of the global asset management firm Legg Mason, Inc. Mr. Daley holds a BS in Accounting from the University of Maryland. He is an inactive Certified Public Accountant. • 27 years of industry experience • 5 years at Artisan Partners

FIRM FACTS

- Founded in 1994; focused on providing high value-added investment strategies
- Seven autonomous investment teams managing fourteen investment strategies for sophisticated, institutional investors
- Principal offices in Milwaukee, San Francisco, Atlanta, New York, Kansas City and London, with approximately 345 associates
- Approximately $108.7 billion under management as of March 31, 2015

MANAGEMENT TEAM

Eric R. Colson
Chief Executive Officer

Charles (C.J.) Daley, Jr.
Chief Financial Officer

Sarah A. Johnson
Chief Legal Officer

Dean J. Patenaude
Head of Global Distribution

AUM by Investment Team



Emerging Markets <1%
Credit 1%
Growth 23%
Global Equity 31%
U.S. Value 15%
Global Value 30%

AUM by Distribution Channel[1]



Retail 6%
Intermediary 31%
Institutional 63%

As of March 31, 2015. [1]The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

ARTISAN PARTNERS ASSET MANAGEMENT 2

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 3 MARKET PERFORMANCE Data as of March 31, 2015. Sources: eVestment/MSCI/Russell. 1Average Annual Returns represents gross of fees performance reported for actively managed strategies within each eVestment category. Value add measures the average annual outperformance or underperformance of the median return of each category compared the corresponding index (eVestment category/Index): Small Cap Equity/Russell 2000® Index, Large Cap Equity/Russell 1000® Index, Global Equity/MSCI ACW Index, EAFE Equity/MSCI EAFE Index, Emerging Markets Equity/MSCI Emerging Markets Index. See Notes & Disclosures at the end of this presentation for more information about performance and eVestment. Russell 1000 Russell 2000 MSCI EAFE MSCI ACWI MSCI EM 0.0 4.0 8.0 12.0 16.0 10.0 15.0 20.0 25.0 30.0 A v e r a g e A n n u a l R e t u r n s ( % ) Annualized Standard Deviation (%) 5-Year Risk vs. Reward April 2010-March 2015 Russell 1000 Russell 2000 MSCI EAFE MSCI ACWI MSCI EM -4.0 0.0 4.0 8.0 12.0 16.0 10.0 15.0 20.0 25.0 30.0 A v e r a g e A n n u a l R e t u r n s ( % ) Annualized Standard Deviation (%) Prior 10-Years Risk vs. Reward April 2000-March 2010 eVestment Category 10-Year Avg. Ann. Returns1 Median Active Manager 10-Year Avg. Ann. Value Added (bps) Emerging Markets Equity 12.7% 291 Small Cap Equity 8.0% 432 Global Equity 4.6% 394 EAFE Equity 3.5% 226 Large Cap Equity 2.7% 303 eVestment Category 5-Year Avg. Ann. Returns1 Median Active Manager 5-Year Avg. Ann. Value Added (bps) Small Cap Equity 16.0% 140 Large Cap Equity 14.5% -22 Global Equity 10.9% 193 EAFE Equity 8.1% 195 Emerging Markets Equity 3.2% 148

LONG-TERM INVESTMENT RESULTS — Full Cycle Return Goals

Process Consistency | Wealth Compounding | Index Outperformance | Peer Outperformance

	Strategy Inception	AUM (in billions)	Average Annual Value Added Since Inception[1]
Global Equity Team			
Non-U.S. Growth Strategy	1/1/96	$ 31.5	6.53%
Non-U.S. Small-Cap Growth Strategy	1/1/02	$ 1.3	4.44%
Global Equity Strategy	4/1/10	$ 0.7	6.12%
Global Small-Cap Growth Strategy	7/1/13	$ 0.1	(5.79%)
U.S. Value Team			
U.S. Mid-Cap Value Strategy	4/1/99	$ 12.9	4.63%
U.S. Small-Cap Value Strategy	6/1/97	$ 1.5	3.43%
Value Equity Strategy	7/1/05	$ 1.8	(0.13%)
Growth Team			
U.S. Mid-Cap Growth Strategy	4/1/97	$ 16.9	5.51%
U.S. Small-Cap Growth Strategy	4/1/95	$ 2.7	0.78%
Global Opportunities Strategy	2/1/07	$ 5.5	5.96%
Global Value Team			
Non-U.S. Value Strategy	7/1/02	$ 17.3	7.07%
Global Value Strategy	7/1/07	$ 15.2	5.78%
Emerging Markets Team			
Emerging Markets Strategy	7/1/06	$ 0.6	(0.97%)
Credit Team			
High Income Strategy	4/1/14	$ 0.7	3.89%

Note: Data as of and through March 31, 2015. [1] Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 4

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 5 INVESTMENT PERFORMANCE — Outperformance and Rankings Sources: Artisan Partners/Lipper Inc/Morningstar. % of AUM in Outperforming Strategies at December 31 of each year. % of AUM in Outperforming Strategies represents the % of AUM in strategies where gross composite performance had outperformed the benchmark for the average annual periods indicated above and since inception. % of AUM in Outperforming Strategies for each period includes only assets under management in all strategies in operation throughout the period. Lipper rankings and Morningstar Ratings are as of March 31, 2015. Lipper rankings are based on total return, are historical, and do not represent future results. Morningstar ratings are based on risk-adjusted return. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. See Notes & Disclosures at the end of this presentation for more information about our investment performance. % of AUM in Outperforming Strategies % of AUM by Overall Lipper Ranking % of AUM by Overall Morningstar RatingTM 74% 76% 96% 100% 96%91% 91% 79% 100% 98% 58% 82% 82% 100% 97% 51% 66% 84% 98% 98% 0% 20% 40% 60% 80% 100% 1 Year 3 Year 5 Year 10 Year Inception 2012 2013 2014 3/31/2015

BUSINESS DISCIPLINE — Firm Asset Diversification

Channel Diversification[1]


Retail
6%
Intermediary
31%
Institutional
63%

Team Diversification


Emerging
Markets
<1%
Credit
1%
Growth
23%
Global Equity
31%
U.S. Value
15%
Global Value
30%

AUM by Vehicle


UCITS
2%
Separate Accounts
44%
Artisan Funds
54%

AUM by Client Domicile


Non-U.S.
13%
U.S.
87%

[1] The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

ARTISAN PARTNERS ASSET MANAGEMENT 6

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 7 HIGH VALUE ADDED — Business Channel Growth 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 $0 $20 $40 $60 $80 $100 $120 A s s e t s U n d e r M a n a g e m e n t ( i n b i l l i o n s ) Institutional Retail Intermediary 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 $0 $20 $40 $60 $80 $100 $120 A s s e t s U n d e r M a n a g e m e n t ( i n b i l l i o n s ) U.S. Client AUM Non-U.S. Client AUM AUM by Client LocationAUM by Distribution Channel Non-U.S. Client Annualized Organic Growth 3-Year: 21.60% 5-Year: 57.19% Intermediary Channel Annualized Organic Growth 3-Year: 15.40% 5-Year: 13.39% The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

BUSINESS PHILOSOPHY & APPROACH

High Value Added Investment Firm	Talent Driven Business Model	Thoughtful Growth
Active Strategies	Designed for Investment Talent to Thrive	Active Talent Identification
Autonomous Franchises	Managed by Business Professionals	Entrepreneurial Commitment
Proven Results	Structured to Align Interests	Focus on Long-Term Global Demand

Since its founding, Artisan has built its business based upon a consistent philosophy and business model.

ARTISAN PARTNERS ASSET MANAGEMENT 8

HIGH VALUE ADDED — Asset Allocation

Asset Allocation Trends


Traditional Asset Allocation
Equity
Fixed Income
Alternatives
Risk-Based Asset Allocation
Corporate
Interest Rates
Inflation
Liquidity
Outcome-Oriented Asset Allocation
Broad Growth
Capital Protection
Real Return
Income

There is an increasing shift toward benchmark-agnostic, uncorrelated, go-anywhere strategies.

ARTISAN PARTNERS ASSET MANAGEMENT 9

HIGH VALUE ADDED — Investment Policy Impact on Asset Managers

Investment Strategy Spectrum


ARTISAN PARTNERS
Passive
Highly Constrained Alpha
Constrained Alpha
Unconstrained Alpha
Alternatives

- The investment industry is bifurcating into two groups: low cost beta and high value alpha.
- Our focus is on high value alpha strategies with increasing degrees of freedom.

ARTISAN PARTNERS ASSET MANAGEMENT 10

HIGH VALUE ADDED — Artisan Partners High Degrees of Investment Freedom

Global Investment Strategies with 5-Year Track Record

Investment Team	Strategy	Inception Date	Average Annual Value-Added (bp) 3-Year	Average Annual Value-Added (bp) 5-Year	Overall Morningstar Rating™
Growth Team	Global Opportunities	2/1/07	716	612	★★★★★
Global Value Team	Global Value	7/1/07	339	712	★★★★★
Global Equity Team	Global Equity	4/1/10	547	566	★★★★★

Sources: Artisan Partners/Morningstar. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. Morningstar Ratings are as of March 31, 2015. Morningstar ratings are based on risk-adjusted return. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 11

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 12 HIGH VALUE ADDED — Artisan Partners High Degrees of Investment Freedom New Strategy Development  Driven by investment professionals’ interest and experience  Good fit as part of traditional, outcome and risk-based asset allocation strategies  Reflect increasing degrees of freedom to manage outcomes and risk  Not easily replicated with passive products High Income & Developing World Strategies  High active orientation  Broad universe to manage risk/reward  Flexibility to manage to an outcome versus an index  Set expectations with disciplined investment philosophy and approach

HIGH VALUE ADDED — Artisan Partners Developing World Team

Artisan Developing World Investment Team

		Years of Investment Experience
Portfolio Manager	Lewis Kaufman, CFA	16 years
Associate Portfolio Managers	Michael Roberge, CFA	7 years
	Edward Su, CFA	10 years

Team Location	San Francisco
Fund in Registration with SEC[1]	Artisan Developing World Fund
Primary Investable Universe	Will be primarily invested in equity securities of issuers domiciled in or economically tied to a developing world country
Investment Process Highlights	▪ Developing Opportunities ▪ Fundamental Stock Selection ▪ Risk Mitigation
Investment Degrees of Freedom	▪ Broad Universe ▪ Focused Portfolio ▪ Emerging Markets Oriented Portfolio

[1] The information in the fund's prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state.

ARTISAN PARTNERS ASSET MANAGEMENT 13

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 14  AUM increased 1% to $108.7 billion  Average AUM increased 1% to $108.4 billion  Net outflows of $2.2 billion  Revenues decreased 1% to $203.6 million  GAAP operating margin of 33.3%  GAAP net income per basic and diluted share of $0.43  Adjusted operating margin of 38.4%  Adjusted net income per adjusted share of $0.65  Dividend of $0.60 per share of Class A common stock – Declaration Date: April 22nd – Record Date: May 15th – Payable Date: May 29th Assets Under Management Net Client Cash Flows Operating Results Capital Management SUMMARY OF MARCH QUARTER 2015 RESULTS

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 15 ASSETS UNDER MANAGEMENT & NET CLIENT CASH FLOWS (in billions) Net Client Cash Flows $107.4 $112.0 $106.2 $107.9 $108.7 $106.2 $108.2 $110.2 $106.9 $108.4 1Q14 2Q14 3Q14 4Q14 1Q15 Assets Under Management Ending Assets Under Management Average Assets Under Management $1.4 $0.6 (0.6) (0.5) (2.2) 1Q14 2Q14 3Q14 4Q14 1Q15 Quarter

GLOBAL DISTRIBUTION (in billions)



Non-U.S. Client AUM
11%
12%
12%
13%
13%
$11.9
$13.5
$13.0
$13.9
$13.8
1Q14
2Q14
3Q14
4Q14
1Q15
Non-U.S. Client AUM as a % of Firmwide AUM
Non-U.S. Client AUM



U.S. vs. Non-U.S. Client Net Flows
Quarter
$1.3
<$0.1
(0.3)
<$0.1
(0.6)
$0.0
(1.1)
<$0.1
(2.0)
(0.2)
1Q14
2Q14
3Q14
4Q14
1Q15
U.S.
Non-U.S.

ARTISAN PARTNERS ASSET MANAGEMENT
16

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 17 FINANCIAL RESULTS — Financial Highlights Average AUM (in billions) Revenues (in millions) $106.2 $106.9 $108.4 1Q14 4Q14 1Q15 $201.8 $206.0 $203.6 1Q14 4Q14 1Q15 Adjusted Operating Margin1 45.1% 43.9% 38.4% 1Q14 4Q14 1Q15 Adjusted Net Income (in millions) & Adjusted Net Income per Share1 $56.0 $0.78 $55.5 $0.76 $47.5 $0.65 Adjusted Net Income per Adjusted ShareAdjusted Net Income 1Q14 4Q14 1Q15 1 Operating Margin (GAAP) for the quarters ended March 31, 2014, December 31, 2014, and March 31, 2015 was 33.3%,37.8%, and 33.3%, respectively. Net Income attributable to APAM for the quarters ended March 31, 2014, December 31, 2014, and March 31, 2015 was $8.6M, $21.3M, and $19.5M, respectively. Net Income (Loss) per basic and diluted share for the quarters ended March 31, 2014, December 31, 2014, and March 31, 2015 4 was $(2.29), $0.58, and $0.43, respectively. See page 22 for a reconciliation of GAAP to Non-GAAP (“Adjusted”) Measures

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 18  Salary & Incentives increased in the March 2015 quarter due to the on-boarding of our new Developing World investment team.  In the March 2015 and 2014 quarters, benefits & payroll taxes includes seasonal payroll taxes, the first quarter funding of 50% of the Company's annual contribution to employee health savings accounts, and 401(k) matching that is greater in the first quarter of each year.  Equity based compensation expense increased in the March 2015 quarter as a result of the pro-rata amortization of the equity grant made in January 2015. FINANCIAL RESULTS — Compensation & Benefits (in millions) March 2015 % of Rev. December 2014 % of Rev. March 2014 % of Rev. Salary & Incentives 82.8$ 40.7% 76.5$ 36.0% 75.0$ 37.2% Benefits & Payroll taxes 7.1 3.5% 4.2 2.0% 6.6 3.3% Equity Based Compensation Expense 8.5 4.2% 7.7 3.6% 4.3 2.1% Subtotal Compensation and Benefits 98.4 48.3% 88.4 41.6% 85.9 42.6% Pre-offering related compensation 10.4 5.1% 12.5 5.9% 23.6 11.7% Total Compensation and Benefits 108.8$ 53.4% 100.9$ 47.5% 109.5$ 54.3% For the Three Months Ended

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 19 FINANCIAL RESULTS — Capital Management ¹ Calculated in accordance with debt agreements. $182.3 $215.3 4Q14 1Q15 Cash (in millions) $200.0 $200.0 4Q14 1Q15 Borrowings (in millions) 0.5x 0.5x 4Q14 1Q15 Leverage Ratio1 $107.5 $109.5 4Q14 1Q15 Equity (in millions)

FINANCIAL RESULTS — Dividends

Quarterly Dividend Rate


$0.43
$0.55
$0.60
$0.60
2013
2014
1Q15
2Q15

Total Quarterly and Special Annual Dividends


$3.04
$3.20
3Q13/4Q13/1Q14
2Q14/3Q14/4Q14/1Q15

Special Annual Dividends


$1.63
$0.95
1Q14
1Q15

Note: Time periods noted above represent the period in which the dividends were paid

ARTISAN PARTNERS ASSET MANAGEMENT 20

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP ("ADJUSTED") MEASURES (in millions)

	Three Months Ended		
	March 31 2015	December 31 2014	March 31 2014
Net income attributable to Artisan Partners Asset Management Inc. (GAAP)	19.5	21.3	8.6
Add back: Net income (loss) attributable to noncontrolling interests - APH	33.9	40.2	44.2
Add back: Provision for income taxes	5.1	13.6	11.2
Add back: Preoffering related compensation - share-based awards	10.4	12.5	23.6
Add back: Offering related proxy expense	-	-	0.1
Add back: Net (gain) loss on the tax receivable agreements	6.4	-	-
Adjusted income (loss) before income taxes	75.3	87.6	87.7
Less: Adjusted provision for income taxes	27.8	32.1	31.7
Adjusted net income (loss) (Non-GAAP)	47.5	55.5	56.0
Average shares outstanding (in millions)			
Class A common shares	32.6	31.5	20.2
Assumed vesting, conversion or exchange of:			
Unvested restricted shares	3.0	2.7	1.6
Convertible preferred shares outstanding	-	-	1.0
Artisan Partners Holdings LP units outstanding (non-controlling interest)	37.6	38.8	48.7
Adjusted shares	73.2	72.9	71.5
Adjusted net income per adjusted share (Non-GAAP)	$ 0.65	$ 0.76	$ 0.78
Operating income (loss) (GAAP)	67.8	77.9	67.2
Add back: Preoffering related compensation - share-based awards	10.4	12.5	23.6
Add back: Preoffering related compensation - other	-	-	-
Add back: Offering related proxy expense	-	-	0.1
Adjusted operating income (loss) (Non-GAAP)	78.2	90.4	90.9
Adjusted operating margin (Non-GAAP)	38.4%	43.9%	45.1%

ARTISAN PARTNERS ASSET MANAGEMENT

22

LONG-TERM INVESTMENT RESULTS

As of March 31, 2015	1 Yr	3 Yr	5 Yr	7 Yr	10 Yr	Inception	Average Annual Value-Added Since Inception (bp)
	Average Annual Total Returns (Gross)						
Global Equity Team							
Artisan Non-U.S. Growth *(Inception: 1-Jan-96)*	6.32%	13.34%	11.63%	5.50%	8.85%	11.43%	653
MSCI EAFE Index	*-0.92%*	*9.02%*	*6.16%*	*1.55%*	*4.95%*	*4.90%*	
Artisan Non-U.S. Small-Cap Growth *(Inception: 1-Jan-02)*	-8.64%	12.55%	11.27%	5.87%	10.91%	14.80%	444
MSCI EAFE Small Cap Index	*-2.92%*	*10.67%*	*8.79%*	*4.10%*	*6.16%*	*10.35%*	
Artisan Global Equity *(Inception 1-Apr-10)*	10.14%	17.90%	15.11%	-	-	15.11%	612
MSCI All Country World Index	5.42%	10.75%	8.99%	-	-	8.99%	
Artisan Global Small-Cap Growth *(Inception 1-Jul-13)*	-7.49%	-	-	-	-	8.14%	-579
MSCI All Country World Small Cap Index	3.23%	-	-	-	-	13.93%	
U.S. Value Team							
Artisan U.S. Mid-Cap Value *(Inception: 1-Apr-99)*	2.98%	14.07%	14.42%	11.60%	10.70%	14.38%	463
Russell Midcap® Index	*13.68%*	*18.10%*	*16.15%*	*11.17%*	*10.01%*	*9.75%*	
Artisan U.S. Small-Cap Value *(Inception: 1-Jun-97)*	-7.68%	5.08%	7.09%	7.31%	7.45%	11.73%	343
Russell 2000® Index	*8.21%*	*16.27%*	*14.56%*	*10.47%*	*8.81%*	*8.31%*	
Artisan Value Equity *(Inception: 1-Jul-05)*	5.34%	12.21%	12.48%	8.11%	-	8.20%	-13
Russell 1000® Index	*12.73%*	*16.45%*	*14.72%*	*9.27%*	-	*8.33%*	
Growth Team							
Artisan U.S. Mid-Cap Growth *(Inception: 1-Apr-97)*	8.32%	15.62%	18.30%	13.56%	12.60%	16.30%	551
Russell Midcap® Index	*13.68%*	*18.10%*	*16.15%*	*11.17%*	*10.01%*	*10.78%*	
Artisan U.S. Small-Cap Growth *(Inception: 1-Apr-95)*	2.86%	14.87%	17.88%	12.54%	9.64%	10.39%	78
Russell 2000® Index	*8.21%*	*16.27%*	*14.56%*	*10.47%*	*8.81%*	*9.61%*	
Artisan Global Opportunities *(Inception: 1-Feb-07)*	8.89%	14.14%	16.11%	11.47%	-	9.84%	596
MSCI All Country World Index	*5.42%*	*10.75%*	*8.99%*	*4.50%*	-	*3.88%*	
Global Value Team							
Artisan Non-U.S. Value *(Inception: 1-Jul-02)*	4.03%	15.38%	13.16%	10.04%	10.66%	13.83%	707
MSCI EAFE Index	*-0.92%*	*9.02%*	*6.16%*	*1.55%*	*4.95%*	*6.76%*	
Artisan Global Value *(Inception: 1-Jul-07)*	4.94%	16.22%	14.65%	11.62%	-	8.75%	578
MSCI All Country World Index	*5.42%*	*10.75%*	*8.99%*	*4.50%*	-	*2.97%*	
Emerging Markets Team							
Artisan Emerging Markets *(Inception: 1-Jul-06)*	-0.96%	-1.02%	-0.87%	-1.23%	-	4.54%	-97
MSCI Emerging Markets Index	*0.44%*	*0.31%*	*1.75%*	*0.63%*	-	*5.51%*	
Credit Team							
Artisan High Income *(Inception: 1-Apr-14)*	5.94%	-	-	-	-	5.94%	389
BofA Merrill Lynch High Yield Master II Index	*2.05%*	-	-	-	-	*2.05%*	

Source: Artisan Partners/MSCI/Russell/BofA Merrill Lynch. Average Annual Total Returns (Gross) represents gross of fees performance for the Artisan Composites. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

ARTISAN PARTNERS ASSET MANAGEMENT 23

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 24 NOTES & DISCLOSURES Forward-Looking Statements Certain information in this presentation, and other written or oral statements made by or on behalf of Artisan Partners, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the company’s future performance, as well as management’s current expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are only predictions based on current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties, and there are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Among the important factors that could cause actual results, level of activity, performance or achievements to differ materially from those indicated by such forward-looking statements are: fluctuations in quarterly and annual results, incurrence of net losses, adverse effects of management focusing on implementation of a growth strategy, failure to develop and maintain the Artisan Partners brand and other factors disclosed in the company’s filings with the Securities and Exchange Commission, including those factors listed under the caption entitled “Risk Factors” in Item 1A of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on February 25, 2015. The company undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation. Investment Performance We measure the results of our “composites”, which represent the aggregate performance of all discretionary client accounts, including mutual funds, invested in the same strategy except those accounts with respect to which we believe client-imposed socially based restrictions may have a material impact on portfolio construction and those accounts managed in a currency other than U.S. dollars (the results of these accounts, which represented approximately 8% of our assets under management at March 31, 2015, are maintained in separate composites, which are not presented in these materials). Results for any investment strategy described herein, and for different investment products within a strategy, are affected by numerous factors, including different material market or economic conditions; different investment management fee rates, brokerage commissions and other expenses; and the reinvestment of dividends or other earnings. The returns for any strategy may be positive or negative, and past performance does not guarantee future results. Composite returns presented net-of-fees were calculated using the highest model investment advisory fees applicable to portfolios within the composite. Fees may be higher for certain pooled vehicles and the composite may include accounts with performance-based fees. In these materials, we present “Value-Added”, which is the amount in basis points by which the average annual gross composite return of each of our strategies has outperformed or underperformed the market index most commonly used by our clients to compare the performance of the relevant strategy. The market indices used to compute the value added for each of our strategies are as follows: Non-U.S. Growth Strategy—MSCI EAFE® Index; Non-U.S. Small-Cap Growth Strategy—MSCI EAFE® Small Cap Index; Global Equity Strategy—MSCI ACWI® Index; U.S. Mid-Cap Value Strategy—Russell Midcap® Index; U.S. Small-Cap Value Strategy—Russell 2000® Index; Value Equity Strategy—Russell 1000® Index; U.S. Mid-Cap Growth Strategy— Russell Midcap® Index; U.S. Small-Cap Strategy—Russell 2000® Index; Global Opportunities Strategy—MSCI ACWI® Index; Non-U.S. Value Strategy—MSCI EAFE® Index; Global Value Strategy— MSCI ACWI® Index; Emerging Markets Strategy—MSCI Emerging Markets IndexSM; High Income Strategy —BofA Merrill Lynch High Yield Master II Index. Unlike the BofA Merrill Lynch High Yield Master ll Index, the Artisan High Income Strategy may hold loans and other security types. At times, this can cause material differences in relative performance. In this document, we present information based on Morningstar, Inc., or Morningstar, ratings for series of Artisan Partners Funds, Inc. (“Artisan Funds”). The Morningstar ratings refer to the ratings by Morningstar of the share class of the respective series of Artisan Funds with the earliest inception date and are based on a 5-star scale. Morningstar data © 2015 Morningstar, Inc.; all rights reserved. Morningstar data contained herein (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are based on risk-adjusted returns and are historical and do not represent future results. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year, and ten-year (if applicable) Morningstar Ratings metrics. The Artisan Funds, the ratings of which form the basis for the information reflected in the table on page 5, and the categories in which they are rated are: Artisan International Fund—Foreign Large Blend Funds Category; Artisan International Small Cap Fund—Foreign Small/Mid Growth Funds Category; Artisan Global Equity Fund—World Stock; Artisan Small Cap Value Fund—Small Value Funds Category; Artisan Mid Cap Value Fund—Mid- Cap Value Funds Category; Artisan Value Equity Fund—Large Value Funds Category; Artisan Mid Cap Fund—Mid-Cap Growth Funds Category; Artisan Global Opportunities Fund—World Stock; Artisan Small Cap Fund—Small Growth Funds Category; Artisan International Value Fund—Foreign Small/Mid Funds Category; Artisan Global Value Fund—World Stock; Artisan Emerging Markets Fund— Diversified Emerging Markets Funds Category. Morningstar ratings are initially given on a fund’s three year track record and change monthly. We also present information based on Lipper rankings for series of Artisan Funds. Lipper rankings are based on total return, are historical and do not represent future results. The number of funds in a category may include multiple share classes of the same fund, which may have a material impact on a fund’s ranking within a category. Lipper, a Thomson Reuters company, is the owner of all trademarks and copyrights relating to Lipper rankings.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 25 NOTES & DISCLOSURES Lipper Awards are granted annually to the funds in each Lipper classification that achieve the highest score for consistent return, a measure of funds’ historical risk-adjusted returns, measured in local currency, relative to peers. Winners are selected using the return for funds with at least 36 months of performance history as of 30-Nov-14. Awards are presented for the highest fund within each eligible classification over 3, 5 or 10 years. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Lipper awards are not intended to predict future results. eVestment Alliance (eVestment) is a global provider of institutional investment data intelligence and analytic solutions. eVestment is a manager-reported database and does not independently verify the data. eVestment categories contain investment products that invest in equity stocks within a particular style category. The active median represents the median performance of strategies listed in the category, excluding those strategies marked as passive or net of advisory fees. Financial Information Throughout these materials, we present historical information about our assets under management and our average assets under management for certain periods. We use our information management systems to track our assets under management and we believe the information in these materials regarding our assets under management is accurate in all material respects. We also present information regarding the amount of our assets under management sourced through particular distribution channels. The allocation of assets under management sourced through particular distribution channels involves estimates and the exercise of judgment. We have presented the information on our assets under management sourced by distribution channel in the way in which we prepare and use that information in the management of our business. Data sourced by distribution channel on our assets under management are not subject to our internal controls over financial reporting. Rounding Any discrepancies included in these materials between totals and the sums of the amounts listed are due to rounding. Trademark Notice The MSCI EAFE® Index, the MSCI EAFE® Growth Index, the MSCI EAFE® Small Cap Index, the MSCI EAFE® Value Index, the MSCI ACWI® Index and the MSCI Emerging Markets IndexSM are trademarks of MSCI Inc. MSCI Inc. is the owner of all copyrights relating to these indices and is the source of the performance statistics of these indices that are referred to in these materials. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com) The Russell 2000® Index, the Russell 2000® Value Index, the Russell Midcap® Index, the Russell Midcap® Value Index, the Russell 1000® Index, the Russell 1000® Value Index, the Russell Midcap® Growth Index, the Russell 1000® Growth Index and the Russell 2000® Growth Index are trademarks of Russell Investment Group. Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Partners. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Partners' presentation thereof. The BofA Merrill Lynch US High Yield Master II Index tracks the performance of below investment grade $US- denominated corporate bonds publicly issued in the US domestic market. An investment cannot be made directly in an index. Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived there from, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Artisan Partners, or any of its products or services. Presentation None of the information in these materials constitutes either an offer or a solicitation to buy or sell any fund securities, nor is any such information a recommendation for any fund security or investment service. Copyright 2015 Artisan Partners. All rights reserved. This presentation may not be reproduced in whole or in part without Artisan Partners’ permission.